Note 34 - Business combinations	12 Months Ended
Dec. 31, 2024
Note 34 - Business combinations
Note 34 - Business combinations

34    Business combinations

Acquisition of the Pipe Coating Business Unit of Mattr

  Acquisition and price determination

On November 30, 2023, Tenaris completed the acquisition of Mattr’s pipe coating business unit and other specific assets for $182.6 million paid in cash. Under the purchase contract, the acquisition price was paid based on an estimated closing statement and the final price was subject to a true-up adjustment based on actual amounts of cash, indebtedness, working capital and certain other items as of the closing date. On July 31, 2024, the parties entered into a settlement agreement, pursuant to which the parties agreed that the aggregate shortfall payment payable by Mattr to Tenaris amounted to $32.3 million and, accordingly, the final purchase price was $150.2 million.

The business acquired includes nine plants located in Canada, Mexico, Norway, Indonesia, the UAE and the U.S. and several mobile concrete plants. The business also includes world-class R&D facilities in Toronto and Norway and a wide IP/product portfolio.

The Company consolidated the balances and results of operations of the acquired business as from November 30, 2023.

For the twelve-month period ended December 31, 2024, the acquired business contributed revenues of $347.1 million, represented a minor contribution to Tenaris’s results, and was initially assigned to the Other segment but subsequently reclassified to the Tubes segment.

  Fair value of net assets acquired

The application of the acquisition method requires certain estimates and assumptions, mainly concerning the determination of the fair values of the acquired intangible assets, property, plant and equipment as well as the liabilities assumed at the date of the acquisition, including the timing and amounts of cash flow projections, the revenue growth rates, the customer attrition rates and the discount rate. The fair values determined at the acquisition date are based on discounted cash flows and other valuation techniques.

The purchase price allocation was carried out with the assistance of a third-party expert. Following IFRS 3, during the twelve month following the acquisition date, the Company continued reviewing the allocation and, based on new information related to events or circumstances existing at the acquisition date, made certain adjustments over the value of the identifiable assets acquired such as property, plant and equipment, intangible assets, working capital and other assets and liabilities.

The allocation of the fair values determined for the assets and liabilities arising from the acquisition is as follows:

Fair value of acquired assets and liabilities as of acquisition date (November 30, 2023) in Millions of USD:	Final	Preliminary
Property, Plant and Equipment	115	126
Intangible assets	14	29
Working capital	(2)	(13)
Cash and Cash Equivalents	20	21
Provisions	(7)	(7)
Other assets and liabilities, net	11	13
Net assets acquired	152	169

The fair value of the net assets acquired shown above amounted to approximately $152.5 million. The preliminary purchase price allocation resulted in a goodwill of approximately $13.6 million. However, following the completion of the previously mentioned purchase price allocation and a concurrent price adjustment, the business combination resulted in a bargain purchase of approximately $2.2 million, recorded in Other operating income.

Acquisition-related costs for the year ended December 31, 2024 and 2023, amounted to $1.3 million and $1.1 million, respectively and were included in general and administrative expenses.

The price purchase allocation of the remaining business combinations that occurred during 2023 were finalized during the year ended December 31, 2024 without any further adjustments.